PDSi REPORTS FINANCIAL RESULTS FOR THIRD QUARTER 2003

                           Earnings of $0.02 per Share

     COLUMBUS, OH (OCTOBER 22, 2003) - Pinnacle Data Systems, Inc. (PDSi) (AMEX:
PNS) today announced results for the third quarter (thirteen weeks) ended September 27, 2003.

     Sales for the third quarter of 2003 totaled $5.2 million, an increase of 15% over sales of $4.5 million reported in the comparable period of 2002. Net income for the third quarter of 2003 was $122,000, or $0.02 per diluted share, compared to net income of $195,000, or $0.04 per share, for the third quarter of 2002.

     Sales for the nine months ended September 27, 2003, totaled $15.1 million, resulting in net income of $376,000, or $0.07 per diluted share, compared to sales of $12.4 million and a net loss of $115,000, or $0.02 per share, for the same 2002 period.

     John D. Bair, Chairman, President and CEO, said the company expects to report a profit for the fourth quarter and the 2003 year. "Comparing the first nine months of 2003 with the first nine months of our near-break-even 2002, sales growth of 22% in 2003 has resulted in additional leverage on our costs getting to the bottom line," Bair said.

     "Over the past two years, PDSi has successfully implemented its strategies to increase its presence in the marketplace with an array of full product lifecycle services, to diversify its customer base, to grow its business through its counter-cyclical business model, and to achieve and maintain profitability. Our expanding customer base and our financials reflect that success, " Bair said. "It is also encouraging that this year's sales growth is coming from a number of the different industries we serve, both from existing products we have in the marketplace, and from new products." To date in 2003, PDSi has received significant orders for semiconductor manufacturing process control products, increasing orders for medical diagnostic and commercial imaging controllers/servers and new orders for services to modify printed circuit boards for operation in extremely harsh environments for the aerospace industry. Also, PDSi recently announced a $1 million TS1000 telecommunications server order that is currently scheduled to ship in the fourth quarter of 2003.

Additional Operating Results

     For the third quarter of 2003, product sales totaled $3.5 million, an increase of 34% over product sales of $2.7 million for the third quarter of 2002, due to increases in ordering from a number of major customers. The gross profit margin percentage on products decreased to 28% in the 2003 quarter from 31% in the 2002 quarter on a slightly less profitable mix of business. Gross profit on product sales for the 2003 quarter totaled $983,000, compared with $814,000 for the same period in 2002.

     For the third quarter of 2003, service sales totaled $1.7 million, a decrease of 11% from service sales of $1.9 million for the third quarter in 2002, due to the discontinuation of the Hewlett-Packard UNIX workstation repair program in the first half of 2003. The gross profit margin percentage on service sales decreased to 32% in the 2003 quarter from 43% in the 2002 quarter due to the loss of volume leverage and the partial replacement of that HP program with lower margin service programs. Gross profit on the decreased service sales for the 2003 quarter totaled $536,000, compared to $805,000 for the same period in 2002.

     For the quarter ended September 27, 2003, sales, general and administrative (SG&A) expenses, including research and development (R&D), totaled $1.3 million, essentially unchanged from the $1.3 million in the comparable quarter of 2002. The shift from R&D expenses to SG&A expenses is attributable to the lower investment levels required to develop new products on Intel platforms and the continued shifting of product development resources to new service opportunities in the 2003 quarter compared to the 2002 quarter.

Outlook

     "The nine-month results reflect, and we expect the year's results will illustrate, the successful turnaround we have achieved," said Michael R. Sayre, Executive Vice President and CFO. "However, our focus has been, and will continue to be, on growing the company well beyond the turnaround. In 2004 and beyond, while sales and earnings results may not improve sequentially every quarter, we expect a trend of continued growth, initially with top line growth exceeding bottom line growth as we increase investment in marketing, sales and growth infrastructure and we take on some lower margin integration work to maximize our leverage on fixed costs."

               a) Conference Call

               b) PDSi will host a conference call today at 11:00 a.m. eastern time to discuss third quarter 2003 results and the company's strategic direction. The conference call may be accessed by calling (888) 880-1525. The passcode for the conference call is "Pinnacle Data Systems" and the conference identification number is 3160143. Please be prepared to provide both the

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                  passcode and the conference identification number to access the call.

               c) About PDSi

     PDSi provides technical services and solutions, encompassing the development and production of embedded (built-in) computer systems and components, and the testing and repair of computer systems, components and peripherals, to Original Equipment Manufacturers (OEMs) in, among others, the computer, computer peripheral, data storage, digital-imaging, medical diagnostic, process-control, and telecommunications equipment industries. PDSi offers a full range of services to increase product speed to market and engineered product life, and to provide service and support to units in the field through comprehensive product lifecycle management programs encompassing depot repair, advanced exchange, contact center support and end-of-life control. For more information, visit the PDSi Web-site at www.pinnacle.com.

                           PINNACLE DATA SYSTEMS, INC.
                                   (DBA PDSi)

                                 BALANCE SHEETS

($ thousands)                                             September 27,  December 31,
                                                              2003          2002
                                                              ----          ----
                                                          (Unaudited)
                                  ASSETS
                                  ------

CURRENT ASSETS
  Cash                                                       $     60    $      36
  Accounts receivable, net of allowance for doubtful
   accounts of $15,000                                          3,500        2,087
  Inventory                                                     1,921        2,750
  Other prepaid expenses                                          143          321
  Deferred income taxes                                           514          514
                                                             --------    ---------
                                                                6,138        5,708
                                                             --------    ---------
PROPERTY AND EQUIPMENT
  Leasehold improvements                                          234          219
  Furniture and fixtures                                          333          330
  Computer equipment and related software                       2,342        2,125
  Shop equipment                                                  460          463
                                                             --------    ---------
                                                                3,369        3,137
  Less accumulated depreciation and amortization                2,175        1,803
                                                             --------    ---------
                                                                1,194        1,334
                                                             --------    ---------

OTHER ASSETS                                                       34           46
                                                             --------    ---------

                                                             $  7,366    $   7,088
                                                             ========    =========

                           PINNACLE DATA SYSTEMS, INC.
                                   (DBA PDSi)

                                 BALANCE SHEETS

($ thousands)                                                   September 27,               December 31,
                                                                    2003                        2002
                                                                    ----                        ----
                                                                 (Unaudited)

                LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Line of credit                                             $             1,537         $            2,102
  Current portion of long-term debt                                            -                         33
  Current portion of capital lease obligation                                  4                         23
  Accounts payable                                                         1,350                        779
  Accrued expenses:
    Wages, payroll taxes and benefits                                        284                        324
    Income taxes                                                               1                         76
    Other                                                                     74                        105
  Unearned revenue                                                            88                          -
                                                             -------------------         ------------------
                                                                           3,338                      3,442
                                                             -------------------         ------------------

LONG-TERM LIABILITIES
  Deferred income taxes                                                       93                         93
                                                             -------------------         ------------------
                                                                              93                         93
                                                             -------------------         ------------------
                                                                           3,431                      3,535
                                                             -------------------         ------------------

COMMITMENTS AND CONTINGENCIES                                                  -                          -
                                                             -------------------         ------------------

STOCKHOLDERS' EQUITY
  Preferred stock; no par value; 4,000,000 shares
   authorized; no shares issued or outstanding                                 -                          -
  Common stock; no par value; 25,000,000 shares
   authorized; 5,535,796 and 5,518,870 issued
   and outstanding, respectively                                           2,168                      2,162
  Additional paid-in capital                                                 502                        502
  Retained earnings                                                        1,265                        889
                                                             -------------------         ------------------
                                                                           3,935                      3,553
                                                             -------------------         ------------------

                                                             $             7,366         $            7,088
                                                             ===================         ==================

                           PINNACLE DATA SYSTEMS, INC
                                   (DBA PDSi)

                            STATEMENTS OF OPERATIONS

                                                                For the Quarter Ended              For the Three Quarters Ended
                                                                ---------------------              ----------------------------
($ thousands, except per share totals)                       September          September          September           September
                                                              27, 2003           28, 2002           27, 2003            28, 2002
                                                              --------           --------           --------            --------
                                                            (unaudited)        (unaudited)        (unaudited)         (unaudited)
                                                             ---------          ---------          ---------           ---------
SALES

  Product sales                                                   3,539              2,650               9,205            7,591
  Service sales                                                   1,653              1,863               5,917            4,777
                                                         --------------     --------------     ---------------   --------------
                                                                  5,192              4,513              15,122           12,368
                                                         --------------     --------------     ---------------   --------------
COST OF SALES

  Product sales                                                   2,556              1,836               6,960            6,040
  Service sales                                                   1,117              1,058               3,798            2,951
                                                         --------------     --------------     ---------------   --------------
                                                                  3,673              2,894              10,758            8,991
                                                         --------------     --------------     ---------------   --------------

GROSS PROFIT                                                      1,519              1,619               4,364            3,377
                                                         --------------     --------------     ---------------   --------------
OPERATING EXPENSES

  Selling, general and administrative                             1,242              1,094               3,535            2,886
  Research and development                                           43                167                 133              573
                                                         --------------     --------------     ---------------   --------------
                                                                  1,285              1,261               3,668            3,459

INCOME/(LOSS) FROM OPERATIONS                                       234                358                 696              (82)
                                                         --------------     --------------     ---------------   --------------
OTHER EXPENSE

  Interest expense                                                   22                 32                  67              100
                                                         --------------     --------------     ---------------   --------------

INCOME/(LOSS) BEFORE INCOME TAXES                                   212                326                 629            (182)

INCOME TAX EXPENSE/(BENEFIT)                                         90                131                 253             (67)
                                                         --------------     --------------     ---------------   -------------

NET INCOME/(LOSS)                                                  $122               $195                $376           ($115)
                                                         --------------     --------------     ---------------   -------------

BASIC EARNINGS/(LOSS) PER SHARE                                   $0.02              $0.04               $0.07          ($0.02)
                                                         --------------     --------------     ---------------   -------------
DILUTED EARNINGS/(LOSS) PER SHARE                                 $0.02              $0.04               $0.07          ($0.02)
                                                         --------------     --------------     ---------------   -------------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

  Basic                                                       5,530,030          5,508,523           5,522,631       5,500,119
                                                         ==============     ==============     ===============   =============
  Diluted                                                     5,857,748          5,541,099           5,765,321       5,500,119
                                                         ==============     ==============     ===============   =============

                           PINNACLE DATA SYSTEMS, INC.
                                   (DBA PDSi)

                            STATEMENTS OF CASH FLOWS

         Three Quarters Ended September 27, 2003 and September 28, 2002
         --------------------------------------------------------------

($ thousands)                                                                             2003                    2002
                                                                                          ----                    ----
                                                                                       (Unaudited)             (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES

  Net income/(loss)                                                                  $           376         $          (115)
                                                                                     ---------------         ---------------
  Adjustments to reconcile net income/(loss) to net cash provided by operating activities:

    Depreciation and amortization                                                                429                     405
    Inventory reserves                                                                           196                     511
    Loss/(Gain) on disposal of assets                                                            (13)                     (8)
    (Increase) decrease in assets:
      Accounts receivable                                                                     (1,413)                  1,054
      Inventory                                                                                  450                     421
      Prepaid expenses and other assets                                                          179                    (180)
      Refundable income taxes                                                                      -                     313
    Increase (decrease) in liabilities:
      Accounts payable                                                                           571                      82
      Accrued expenses and taxes                                                                (148)                     91
      Unearned revenues                                                                           88                       -
                                                                                     ---------------         ---------------
        Total adjustments                                                                        339                   2,689
                                                                                     ---------------         ---------------
          Net cash provided by operating activities                                              715                   2,574
                                                                                     ---------------         ---------------

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchases of property and equipment                                                           (108)                   (117)
  Proceeds from sale of property and equipment                                                    27                       8
                                                                                     ---------------         ---------------
          Net cash used in investing activities                                                  (81)                   (109)
                                                                                     ---------------         ---------------

CASH FLOWS FROM FINANCING ACTIVITIES

  Net change in line of credit                                                                  (565)                 (2,174)
  Principal payments on long-term debt                                                           (33)                   (100)
  Principal payments on capital lease obligation                                                 (19)                    (18)
  Proceeds from stock options exercised                                                            6                      20
  Other proceeds from shareholders                                                                 1                       0
                                                                                     ---------------         ---------------
          Net cash used in financing activities                                                 (610)                 (2,272)
                                                                                     ---------------         ---------------

                           PINNACLE DATA SYSTEMS, INC.
                                   (DBA PDSi)

                      STATEMENTS OF CASH FLOWS (CONTINUED)

         Three Quarters Ended September 27, 2003 and September 28, 2002
         --------------------------------------------------------------


($ thousands)                                         2003                  2002
                                                      ----                  ----
INCREASE/(DECREASE) IN CASH                                   24                   193

CASH - Beginning of period                                    36                    72
                                                  ---------------     -----------------

CASH - End of period                              $           60      $            265
                                                  ===============     =================


SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION

    Interest paid                                 $           68      $             93
                                                  ===============     =================

    Income taxes paid, net of refunds             $          329      $              -
                                                  ===============     =================


SUPPLEMENTAL DISCLOSURE OF NONCASH
 INVESTING AND FINANCING TRANSACTIONS

    During 2003, the company capitalized $184,000 of inventory as computer equipment.
    During 2002, the company capitalized $136,000 of inventory as computer equipment

Safe Harbor Statement: Statements in this release which relate to other than strictly historical facts, including statements about the Company's plans and strategies, as well as management's expectations about new and existing products and services, technologies and opportunities, market growth, demand for acceptance of new and existing products and services are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements that speak only as of the date thereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors. The Company undertakes no obligations to publicly update or revise such statements. For more details, please refer to the Company's Securities and Exchange Commission filings, including its most recent Annual Report on Form 10-KSB and quarterly reports on Form 10-QSB.